                                                                   EXHIBIT 10.34

                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (together with the schedules attached hereto, this "Agreement") dated as of September 15, 2000, by and among PCSupport.com, Inc., a Nevada corporation ("Buyer"), on the one hand, and Tavisco Ltd., a Nevada limited liability company ("Seller"), Raymond M. Glath, Sr. and Beverly Ann Glath (each, a "Member" and, together, the "Members"), on the other hand:

                             W I T N E S S E T H:

     WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer all of the assets of Seller (the "Assets") relating to Seller's business of developing and distributing anti-virus software (the "Business") in exchange for cash and shares of the Buyer's common stock; and

     WHEREAS, the parties desire to enter into this Agreement to set forth their mutual agreements concerning the above matter;

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, and of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by and between the parties hereto as follows:

SALE AND TRANSFER OF ASSETS; CLOSING

Sale of Assets and Assumption of Liabilities.
--------------------------------------------

Sale of Assets. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained herein, at the closing of the transactions contemplated hereby (the "Closing"), Seller will sell, convey, assign and transfer the Assets to Buyer, and Buyer will purchase the Assets from Seller. To the extent that either of the Members has any right, title or interest in any of the Assets, the Members shall join the Seller in selling, conveying, assigning and transferring the Assets to Buyer. The Assets shall be free and clear of any claims or Encumbrances (as defined in Section 2.6), and shall include all of Seller's right, title and interest in and to all real, personal and mixed property, rights, benefits and privileges, both tangible and intangible, wheresoever situated or located, owned, leased, used or held for use by Seller in connection with the conduct and operations of the Business. The Assets shall include all such assets existing on the date hereof and all such assets acquired between the date hereof and the date immediately preceding the Closing Date (as defined in Section 1.3 below). The Assets shall include all of Seller's and each Member's right, title and interest in, to and under the following:

     Contracts. All contracts, commitments, agreements, promises, leases,
     ---------
     arrangements, undertakings and licenses (whether oral or written, express or implied) which relate to the

     Business (the "Assumed Contracts"), including those set forth on Schedule 1.1(a)(i) attached hereto, which Seller and Members represent to be a complete list of such items as of the date hereof;

     Intellectual Property. All rights in and to patents and patent
     ---------------------
     applications, registered or unregistered trademarks, service marks, and trademark or service mark registrations and applications, trade names (including the names "Vi-Spy", "NoMore #$!* Viruses" and "PC Thermometer", or any derivative or similar names), logos, designs, Internet domain names, slogans and general intangibles of like nature, together with all goodwill relating to the foregoing, copyrights, copyright registrations, renewals and applications, Software (as defined in Section 2.7(h), Trade Secrets (as defined below), licenses, agreements and all other proprietary rights, which relate to the Business (collectively, the "Intellectual Property"), including those set forth on Schedule 1.1(a)(ii) attached hereto, which Seller and Members represent to be a complete list of such items as of the date hereof; "Trade Secrets" means all databases, technology, trade secrets and other confidential information, knowhow, show-how, proprietary processes, formulae, algorithms, models and methodologies, drawings, specifications, plans, proposals, financing and marketing plans, customer, advertiser and supplier lists and all other information relating to customers, advertisers or suppliers (whether or not reduced to writing). Intellectual Property shall also include all technology and proprietary information developed by any of the Members or the employees of Seller during the course of their employment with Seller;

     Third-Party Claims. All rights and claims of Seller, whether mature,
     ------------------
     contingent or otherwise, against third parties relating to the Assets or the Business, whether in tort, contract or otherwise, including causes of action, unliquidated rights and claims under or pursuant to all warranties, representations and guarantees made by manufacturers, suppliers or vendors;

     Permits and Licenses. All rights of the Seller with respect to permits,
     --------------------
     approvals, orders, authorizations, consents, licenses, certificates, qualifications, franchises, concessions, grants, security clearances, exemptions from or of, or filings or registrations with, any court or governmental entity in any jurisdiction, and all pending applications therefor (collectively, "Permits"), which have been issued or granted to, or are owned or used by, Seller or either Member in connection with the Business or ownership or use of the Assets, including those set forth on
     Schedule 1.1(a)(iv), which Seller and Members represent to be a complete list of such items as of the date hereof, and

     Books and Records. Copies of all of Seller's books of account, general,
     -----------------
     accounting and personnel records, engineering, business and other books, papers, logs, ledgers, files, records, invoices, sales data, advertising and promotional materials, catalogues and price lists, which relate to the Business or the Assets, and all computerized or electronically stored versions thereof (collectively, "Books and Records"); and

     Other Assets. All other assets of Seller related to the Business, tangible
     ------------
     or intangible, real, personal or mixed, whether currently in use or idle, whether or not specifically referred to herein or in any instrument of conveyance delivered pursuant hereto.

Assumption of Liabilities.
-------------------------

     Upon the terms and subject to the conditions set forth in this Agreement, upon the Closing the Buyer shall assume and become liable for the liabilities, obligations and commitments

     (the "Assumed Liabilities") arising out of any of the Assumed Contracts, but not including any obligations arising or occurring prior to the Closing Date or liability for any breach thereof arising or occurring prior to the Closing Date or any obligations or liability in respect of any contract that should have been listed on Schedule 1.1(a)(i) but was not so listed, with the Buyer being entitled to the benefits of any contract not so listed but the Seller and the Members being responsible for the obligations and liabilities under any such Contract.

     Except for the Assumed Liabilities expressly assumed by the Buyer pursuant to Section 1.1(b)(i) of this Agreement, the Buyer shall not assume any liabilities, obligation or commitment of Seller whatsoever (including any and all liabilities or obligations, direct or indirect, fixed or contingent, for taxes).

Taxes. Seller shall pay all foreign. Federal. state and local taxes and fees as would normally be charged to or borne by Seller in a transaction such as the sale of the Assets, which may be due as a result of the transaction made the basis of this Agreement. For purposes of this Agreement, the terms "Federal," "state" and "local" refer to the Federal, state and local governments of the United States, and "foreign" refers to any government outside of the United States.

Consideration. In consideration of the sale, transfer and assignment to Buyer of
-------------
the Assets, at the Closing Buyer shall:

assume the Assumed Liabilities;
------------------------------

deliver to Seller:
-----------------

     U.S. $25,000 (the "Closing Cash Amount"), payable by wire transfer or Buyer's check, and duly executed certificates representing the Non-Escrow Shares (as defined and calculated in Section 1.5 below), which shall be registered in the name of Seller; and

deliver to Owen, Bird, as escrow holder (the "Escrow Holder"), duly executed certificates representing 100,000 shares of the common stock of Buyer, which shall be registered in the name of Seller (the "Escrow Shares").

     Seller acknowledges that Buyer previously paid Seller U.S. $25,000 in cash (the "Signing Cash Amount") at the time of the signing of the letter of intent dated June 12,200O relating to the transactions contemplated by this Agreement. The aggregate consideration set forth in Sections 1.2(a) through (c) above, together with the Signing Cash Amount, is referred to herein as the "Purchase Price."

The Closing. The Closing will take place simultaneously at the offices of Troy &
-----------
Gould Professional Corporation, 1801 Century Park East, Suite 1600, Los Angeles, California, and the offices of Paquette & Paquette, 20214 Braidwood Drive, Suite 205, Katy, Texas 77450 concurrently with all of the parties signing this Agreement or at such other time as soon as possible following such execution of this Agreement and place as the parties may agree (the "Closing Date").

Closing Obligations. At Closing, Buyer and Seller shall take the following
-------------------
actions, in addition to such other actions as may otherwise be required under this Agreement:

Conveyance Instruments. Seller shall deliver to Buyer or its designee such
----------------------
warranty deeds, bills of sale, assignments, and other instruments of conveyance and transfer as Buyer may reasonably request to effect the assignment to Buyer or its designee of the Assets.

Escrow Agreement. Seller shall deliver to Buyer and Buyer shall deliver to
----------------
Seller a duly executed Escrow Agreement in the form of Exhibit A.

Legal Opinion. Seller shall deliver to Buyer an opinion of counsel to Seller
-------------
(who shall be reasonably acceptable to Buyer) in the form of Exhibit B.

Registration Rights Agreement. Buyer shall deliver to Buyer and Buyer shall
-----------------------------
deliver to Seller a duly executed Registration Rights Agreement in the form of Exhibit C.

Certificates. Each party shall deliver certificates as to the accuracy of the
------------
representations and warranties contained herein, the compliance with the covenants and agreements contained herein, and the satisfaction of the conditions to Closing contained herein.

Consideration. Buyer shall deliver to Seller the Purchase Price (as defined in
-------------
Section 1.2 above), except for the Signing Cash Amount which was previously delivered, and the Escrow Shares, which shall be delivered to the Escrow Holder.

Calculation of Number of Non-Escrow Shares.
------------------------------------------

The number of shares to be delivered to Seller at Closing and not placed in escrow (the "Non-Escrow Shares") shall be: (a) 100,000 shares, if Raymond M. Glath, Sr. and William A. Couture are both employed by Buyer at the time of Closing; (b) 50,000 shares if either Raymond M. Glath, Sr. or William A.
Couture is not employed by Buyer at the time of Closing for any or no reason; or
(c) no shares, if both Raymond M. Glath, Sr. and William A. Couture are not employed by Buyer at the time of Closing for any or no reason.

Notwithstanding; Section 1.5(a), if Raymond M. Glath, Sr. and William A. Couture are both employed by Buyer at the time of the completion of any Corporate Transaction prior to the Closing, the number of Non-Escrow Shares shall be 100,000 regardless of whether they continue to be employed at the time of Closing; provided, however, that the Non-Escrow Shares will not be issued to Seller if the Closing does not occur for any reason (including pursuant to Section 9.1(d)). A "Corporate Transaction" shall mean: (i) a merger or acquisition in which Buyer is not the surviving entity, except for a transaction the principal purpose of which is to change the form of organization of Buyer and/or the State in which Buyer is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of
Buyer: (iii) any reverse merger in which Buyer is the surviving entity but in which fifty percent (50%) or more of Buyer's voting control is transferred to holders different from those who held the stock immediately prior to such merger: or (iv) the acquisition by one or more persons acting in concert to take control of Buyer of fifty percent (50%) or more of Buyer's voting control in a single transaction or a series of related transactions.

Forfeiture of Escrow Shares.
---------------------------

In addition to the rights and remedies provided to Buyer in Article 8, the Escrow Shares shall be subject to forfeiture pursuant to this Section 1.6(a) if the employment by Buyer of either Raymond M. Glath, Sr. or William A. Couture terminates by their resignation or by the Company for cause (as defined in their employment agreements with the Company) at any time prior to the first anniversary of the Closing. Upon the date of any such termination (as reasonably fixed and determined by Buyer) of Raymond M. Glath, Sr., 70,000 of the Escrow Shares shall be automatically cancelled without any action on the part of Buyer or any other person, and all rights and interests therein or relating thereto shall be automatically extinguished, upon the date of any such termination (as reasonably fixed and determined by Buyer) of William A. Couture, 30,000 of the Escrow Shares shall be automatically cancelled without any action on the part of Buyer or any other person, and all rights and interests therein or relating thereto shall be automatically extinguished.

Notwithstanding Section 1.6(a), to the extent they were not previously forfeited, the Escrow Shares shall cease to be subject to forfeiture upon completion of any Corporate Transaction (as defined in Section 1.5(b) above).

No Guarantee of Continued Employment. Nothing in this Agreement shall affect or
------------------------------------
limit in any manner whatsoever the right or power of Buyer to terminate the employment of either Raymond M. Glath, Sr. or William A. Couture for any reason whatsoever.

No Transfer of Escrow Shares. The Escrow Shares may not be disposed of,
----------------------------
assigned, pledged or otherwise transferred at any time prior to their release from escrow in accordance with the Escrow Agreement.

REPRESENTATIONS AND WARRANTIES OF SELLER AND MEMBERS

     To induce Buyer to execute, deliver and perform this Agreement, and in acknowledgement of Buyer's reliance on the following representations and warranties (in addition to the representations and warranties in Article l), Seller and Members hereby jointly and severally represent and warrant to Buyer as follows as of the date hereof and as of the Closing Date:

Organization. Seller is a limited liability company duly organized, validly
------------
existing and in good standing under the laws of the State of Nevada, with the power and authority to conduct its business as it is now being conducted and to own and lease its assets. The Members are the only persons with any ownership interest in Seller. There are not outstanding any warrants, options or other rights to acquire any ownership interest in Seller. Seller's assets do not include any capital stock of or any other equity interest in, or securities convertible into or exchangeable for any capital stock or other equity interest in, any person, or any direct or indirect equity or ownership interest in any other business.

Power and Authority. Seller and Members have the power and authority to execute,
-------------------
deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by them in connection with the transactions contemplated hereby, and Seller and Members have taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby. This Agreement is, and the other agreements and instruments to be executed and delivered by Seller and or Members in connection with the transactions contemplated hereby, when such other agreements and instruments are executed and delivered, shall be, the valid and legally binding obligations of Seller and/or Members, as the case may be, enforceable against Seller and/or Members in accordance with their respective terms.

No Conflict. Neither the execution and delivery of this Agreement and the other
-----------
agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby, nor the consummation of the transactions contemplated hereby, will violate or conflict with: (a) any foreign, Federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment or decree applicable to Seller; (b) any provision of any charter, bylaw or other governing or organizational instrument of Seller; or (c) any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Seller is a party or by which Seller is bound.

Required Government Consents. No permit (as defined in Section l.l(a)(iv)) is
----------------------------
necessary for: (a) the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered by Seller in connection with the transactions contemplated hereby, or the consummation by Seller of the transactions contemplated hereby; or (b) the ownership and use of the Assets and the conduct of the Business by Buyer.

Required Contract Consents. No approval, authorization, consent, permission, or
--------------------------
waiver to or from any person, or notice, filing, or recording to or with, any person, is necessary for: (a) the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby by Seller, or the consummation by Seller of the transactions contemplated hereby; or (b) the ownership and use of the Assets and the conduct of the Business by Buyer.

Title to Assets. Seller has good and marketable title to, or a valid leasehold
---------------
interest in, the properties and assets used by or in connection with the Business (real, personal and mixed, tangible or intangible), free and clear of all Encumbrances or other restrictions on transfer. At Closing, Buyer will become the true and lawful owner of, and will receive good and marketable title to, the Assets, free and clear of all Encumbrances or other restrictions on transfer. "Encumbrance" means any mortgage, charge (whether fixed or floating), security interest, pledge, right of first refusal, lien (including any unpaid vendor's lien), option, hypothecation, title retention or conditional sale agreement, lease, option, restriction as to transfer or possession, or subordination to any right of any other person.

Intellectual Property.
---------------------

Seller owns or has the valid right to use all of the Intellectual Property (as defined in Section 1.1(a)(ii)) used in the Business as currently conducted or as presently contemplated to be conducted. all of which is described on Schedule 1.l(a)(ii) attached hereto.

The Intellectual Property owned or used by Seller is free and clear of all Encumbrances or other restrictions on transfer. Seller is listed in the appropriate foreign, Federal or state agency as the sole owner of record for each application and registration listed on Schedule 1.1(a)(ii). Seller is the registered owner of the Internet domain names listed on Schedule 1.1(a)(ii) and has a currently valid registration of such domain names with Network Solutions, Inc. or interring ("NSI"). The registration and renewal fees charged by NSI for such domain names are paid at least through October 18, 2001.

The registrations list in Schedule 1.1(a)(ii) are valid and subsisting, in full force and effect, and have not been cancelled, expired, or abandoned. There is no vending or threatened opposition, interference or cancellation proceeding before any court or registration authority in any jurisdiction against such registrations or against any Intellectual Property licensed to Seller pursuant to the License Agreements (as defined in the next paragraph).

Schedule 2.7(d) attached hereto sets forth a complete and accurate list of all agreements pertaining to the use of, or granting any right to use or practice any rights under, any Intellectual Property, whether Seller is the licensee or licensor thereunder and whether written, oral, express or implied, any written settlements or consents relating to any Intellectual Property and covenants not to sue (collectively, the "License Agreements"), indicating for each the title, the parties, date executed, and the Intellectual Property covered thereby. Except as set forth in Schedule 2.7(d), there are no settlements, consents, judgments, or orders or other agreements which restrict any of Seller's rights to use any Intellectual Property or permit third parties to use any Intellectual Property which would otherwise infringe any of Seller's Intellectual Property.

Seller takes and has taken reasonable measures to protect the confidentiality of its Trade Secrets {as defined in Section 1.l(a)(ii). No Trade Secret has been disclosed or authorized to be disclosed to any third party, including any employee, agent, contractor or other person, other than pursuant to a non-disclosure agreement or other conditional obligation that adequately protects Seller's proprietary interests in and to such Trade Secrets. To the best of Seller's and Members' knowledge, no party to any non-disclosure agreement relating to any Trade Secrets is in breach thereof.

The conduct of the Business as currently conducted or planned to be conducted does not infringe upon (either directly or indirectly) any Intellectual Property owned or controlled by any third party. There are no claims or suits vending or threatened, and neither Seller nor either Member has received any notice of a third party claim or suit (i) alleging that any of Seller's activities or the conduct of the Business has infringed upon or constitutes the unauthorized use of the

Intellectual Property rights of any third party, or (ii) challenging the ownership, use, validity or enforceability of any Intellectual Property.

To the best of Seller's and Members' knowledge, no third party is misappropriating, infringing, diluting, or violating any Intellectual Property owned by or licensed to Seller, and no such claims are Pending against a third party by Seller.

Schedule 2.7(h) attached hereto lists all Software currently or previously owned, licensed, sublicensed, leased, sold to or by or otherwise used by Seller, and identifies which is owned, licensed, sublicensed, leased, sold or otherwise used, as the case may be. "Software" means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code or otherwise, (ii) computer databases and computer compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (iv) Internet domain names and the technology supporting and content contained on the respective Internet site(s), and (y) all end-user and programmer documentation, including user manuals and training materials, relating to any of the foregoing.

Each item of Software listed in Schedule 2.7(h) is either (i) owned by Seller,
(ii) currently in the public domain or otherwise available to Seller without the license, lease or consent of any third party, or (iii) used under rights granted to Seller pursuant to a written agreement, license or lease from a third party, which written agreement, license or lease is listed in Schedule 2.7(i) attached hereto. Seller's use of the Software set forth in Schedule 2.7(h) does not violate the rights of any third party. With respect to the Software set forth in
Schedule 2.7(h) which Seller purports to own, such Software was either (x) developed by employees of Seller within the scone of their employment; (y) developed by independent contractors who have assigned their rights to Seller pursuant to written agreements; or (z) acquired by Seller from third parties.

Except for a PKLite code, which Seller is entitled to so utilize under a license it holds from a third party that is assignable to Buyer, the Software does not incorporate codes other than those developed by Seller or consultants who developed such codes under work for hire agreements with Seller.

Compliance with Rules.

Seller and Members at all times have been and are currently in compliance with all Rules applicable to the Business. "Rule" means any law, statute, rule, regulation, order, court decision, judgment or decree of any foreign, Federal, state, territorial, provincial or municipal governmental authority.

Seller and Members are in full compliance with, and have obtained, all Permits (as defined in Section 1.1 (a)(iv)) and other authorizations which are required by any Rule.

Tax Matters.

Seller has filed or caused to be filed all required tax returns. All such tax returns were correct ad complete in all respects. All taxes owed by Seller pertaining to the Business or the Assets

(whether or not shown on any tax return) have been paid on a timely basis.
--------------------------------------------------------------------------
Seller is not the beneficiary of any extension of time within which to file any
-------------------------------------------------------------------------------
tax return. No claim has ever been made by an authority in a jurisdiction where
-------------------------------------------------------------------------------
Seller does not file tax returns that Seller is or may be subject to taxation by
--------------------------------------------------------------------------------
that jurisdiction. There are no Encumbrances (as defined in Section 2.6) or
---------------------------------------------------------------------------
other restrictions on transfer on any of the Assets that arose in connection
----------------------------------------------------------------------------
with any failure (or alleged failure) to pay any tax. Seller is, and has been at
--------------------------------------------------------------------------------
all times since its formation, properly characterized as a partnership for
--------------------------------------------------------------------------
Federal and state income tax purposes.
--------------------------------------

Seller has withheld and paid all taxes required to have been withheld and paid
------------------------------------------------------------------------------
in connection with amounts paid or owing to any employee, independent
---------------------------------------------------------------------
contractor, creditor, or third party.
-------------------------------------

Seller does not expect any authority to assess any additional taxes for any
---------------------------------------------------------------------------
period for which tax returns have been filed. There is no dispute or claim
--------------------------------------------------------------------------
concerning any tax liability of Seller either (A) claimed or raised by any
--------------------------------------------------------------------------
authority in writing or (B) as to which Seller or Members have knowledge.
-------------------------------------------------------------------------

Seller has not waived any statute of limitations in respect of taxes or agreed
------------------------------------------------------------------------------
to any extension of time with respect to a tax assessment or deficiency.
------------------------------------------------------------------------

Contracts.
---------

Each of the Assumed Contracts is in full force and effect and enforceable in
----------------------------------------------------------------------------
accordance with its terms. Except as set forth in Schedule 2.10(a) attached
---------------------------------------------------------------------------
hereto, there exists no event of default or occurrence, condition or act on the
-------------------------------------------------------------------------------
part of Seller or, to the best knowledge of Seller and Members, on the part of
------------------------------------------------------------------------------
any other party to any Assumed Contract, which constitutes or would constitute
------------------------------------------------------------------------------
(with or without notice or lapse of time or both) a breach of or default under
------------------------------------------------------------------------------
any of the Assumed Contracts, or cause or permit acceleration of any obligation
-------------------------------------------------------------------------------
of Seller or, to the best knowledge of Seller and Members, any other party.
---------------------------------------------------------------------------
There are no renegotiations of, attempts to renegotiate, or outstanding rights
------------------------------------------------------------------------------
to renegotiate any amounts paid or payable to Seller under any Assumed Contract
-------------------------------------------------------------------------------
with any person having the contractual or statutory right to demand or require
------------------------------------------------------------------------------
such renegotiation and no such person has made written demand for such
----------------------------------------------------------------------
renegotiation.
--------------

No consent of any other party to any Assumed Contract is required in order for
------------------------------------------------------------------------------
any Assumed Contract to remain in full force and effect following the
---------------------------------------------------------------------
consummation of the transactions contemplated by this Agreement.
----------------------------------------------------------------

Neither Seller nor either Member is a party to any agreement that limits
------------------------------------------------------------------------
his/her/its freedom to compete in any line of business in which Seller currently
--------------------------------------------------------------------------------
operates or with any person.
----------------------------

Employee Matters. Seller does not currently have any employees. Seller has
----------------
complied with all Rules (as defined in Section 2.8(a)) with respect to any former employees.

Customers, Advertisers and Suppliers. Schedule 2.12 attached hereto sets forth a
------------------------------------
list of all of Seller's customers, advertisers and suppliers during the twelve month period ending on the date of this Agreement. There has not been any material adverse change in the relations of Seller, or any controversies, with any such customer, advertiser or supplier and Seller has not received notice, nor does Seller have reason to believe, that any such customer, advertiser or supplier is contemplating terminating its relationship with Seller; provided, however, that Seller does not guarantee that any such termination will not occur.

Litigation. Except as disclosed on Schedule 2.13 attached hereto, there is no
----------
legal, administrative or other action, claim, proceeding or governmental investigation, domestic or foreign ("Litigation"), pending or threatened against Seller or either Member affecting the Business or the Assets, or that challenges or reviews the execution, delivery or performance of this Agreement by Seller or of the consummation of the transactions contemplated hereby, or that seeks to enjoin or obtain damages in respect of the consummation of any of the transactions contemplated hereby. Neither Seller nor either Member is a party to and is not bound by any order or any ruling or award of any other person that has resulted in or could reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the Business or which could reasonably be expected to materially adversely affect the consummation of the transactions contemplated hereby.

Conduct of Business.
-------------------

Ordinary Course of Business: No Removal or Disposal of Assets. Since inception,
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Seller has operated the Business in the ordinary course consistent with past
----------------------------------------------------------------------------
practices, and has not removed or disposed of any assets except in the ordinary
-------------------------------------------------------------------------------
course.
------

No Material Adverse Change. Since inception, there has been no material adverse
-------------------------------------------------------------------------------
change in the Assets or in the financial condition, operations, or prospects of
-------------------------------------------------------------------------------
the Business.
------------

Absence of Particular Events. Since inception, Seller has not: (i) suffered any
-------------------------------------------------------------------------------
damage or destruction adversely affecting the Business or involving the Assets;
-------------------------------------------------------------------------------
(ii) incurred any liability or obligation other than in the ordinary course
---------------------------------------------------------------------------
consistent with past practice; (iii) made any change or alteration in the manner
--------------------------------------------------------------------------------
of keeping the books, accounts or records of the Business or in the accounting
------------------------------------------------------------------------------
practices therein reflected; (iv) paid, loaned, or advanced any monetary amount
-------------------------------------------------------------------------------
or other asset to, or sold, transferred, or leased any asset to, any employee
-----------------------------------------------------------------------------
except for normal compensation involving salary and benefits; (v) received any
------------------------------------------------------------------------------
notice of or become aware of any loss of any one or more customers; representing
--------------------------------------------------------------------------------
3% or more of the revenue of the Business for the period from inception to the
------------------------------------------------------------------------------
date hereof; (vi) entered into or engaged in any transaction in respect of the
------------------------------------------------------------------------------
Business other than on commercially reasonable terms determined on the basis of
-------------------------------------------------------------------------------
the facts existing at the time such transaction was entered into or engaged in;
-------------------------------------------------------------------------------
or (viii) agreed to take or allow any of the foregoing actions described in this
--------------------------------------------------------------------------------
Section 2.14(c).
---------------

Absence of Joint Ventures, etc. Seller is not a party to any joint venture or
-----------------------------------------------------------------------------
other similar agreement or arrangement.
--------------------------------------

Broker's or Finder's Fees. Seller has not authorized any person to act as broker
-------------------------
or finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

No Undisclosed Liabilities. Seller has no liabilities, indebtedness or other
--------------------------
obligations of any nature relating to the Business (whether known or unknown and whether absolute, accrued, contingent, or otherwise), including any accounts payable or any obligations relating to unfulfilled contracts or customers of the Business.

Unregistered Stock. Each of the Members understands and acknowledges that (i)
------------------
the Non-Escrow Shares and the Escrow Shares (collectively, the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are therefore restricted securities; (ii) the Shares may not be sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available; and (iii) a legend to that effect will be placed on the certificates representing the Shares. Furthermore, as provided in Section 1.8, no Escrow Shares may be transferred at any time prior to their release from escrow, in accordance with the Escrow Agreement. The Shares will be freely tradable one year from issuance under Rule 144, provided that Buyer and the seller of the Shares comply with the requirements of Rule 144.

Investor Representations. Seller and each Member (i) is an accredited investor
------------------------
as defined in Regulation D under the Securities Act, or by reason of his/her/its business and financial experience, and the business and financial experience of those persons unaffiliated with Buyer retained by him/her/it, if any, to advise him/her/it with respect to his/her/its investment in the Shares, his/she/it together with such advisers has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment; (ii) is acquiring the Shares for his/her/its own account for investment and not with a view to the distribution thereof except in compliance with the Securities Act or an exemption available thereunder; (iii) acknowledges that he/she/it has been granted the opportunity to investigate the business and affairs of Buyer and to ask questions of its officers and employees, and has availed himself/herself/itself of such opportunity either directly or through his/her/its authorized representations; and (iv) has received and reviewed a copy of Pre-Effective Amendment No. 1 to Buyer's Registration Statement on Form SB-2, as filed with the Securities and Exchange Commission on June 19, 2000.

Sufficiency of Software. The Software currently can be used in and is adequate
-----------------------
for the Buyer's present operations. The Software can be upgraded so as to fully satisfy all of the specifications set forth in the Virus Center Requirements Document, dated July 21, 2000.

Disclosure. No representation, warranty, or statement made by Seller in this
----------
Agreement or in any document or certificate furnished or to be furnished to Buyer pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein not misleading. Seller has disclosed to Buyer all facts known or reasonably available to Seller that are material to the financial condition, operation, or prospects of the Business or the Assets.

Truth at Closing. All of the representations, warranties and agreements made by
----------------
Seller or the Members contained in this Agreement shall be true and correct and in full force and effect on and as of the Closing Date.

REPRESENTATIONS AND WARRANTIES OF BUYER

     To induce Seller to execute, deliver and perform this Agreement, and in acknowledgement of Seller's and Members' reliance on the following representations and warranties, Buyer hereby represents and warrants to Seller and Members as follows as of the date hereof and as of the Closing Date:

Organization. Buyer is a corporation duly incorporated, validly existing and in
------------
good standing under the laws of the State of Nevada, with the power and authority to conduct its business as it is now being conducted and to own and lease its properties and assets.

Power and Authority. Buyer has the power and authority to execute, deliver, and
-------------------
perform this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby, and Buyer has taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby. This Agreement is, and, when such other agreements and instruments are executed and delivered, the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby shall be, the valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.

Broker's or Finder's Fees. Buyer has not authorized any person to act as broker,
-------------------------
finder, or in any other similar capacity in connection with the transactions contemplated by this Agreement.

No Conflict.  Neither the execution and delivery by Buyer of this Agreement and
-----------
of the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby or thereby, nor the consummation by Buyer of the transactions contemplated hereby, will violate or conflict with: (a) any foreign, Federal, state, or local law, regulation, ordinance, governmental restriction, order, judgment or decree applicable to Buyer; or (b) any provision of any charter, bylaw, or other governing or organizational instrument of Buyer.

Truth at Closing. All of the representations, warranties, and agreements of
----------------
Buyer contained in this Agreement shall be true and correct and in full force and effect on and as of the Closing Date.

COVENANTS OF SELLER AND MEMBERS PRIOR TO CLOSING

Course of Business. Prior to the Closing Date, Seller shall conduct the Business
------------------
diligently and substantially in the same manner heretofore conducted, and Seller shall not institute any new methods of accounting or operation or engage in any transaction or activity, enter into any agreement, or make any commitment, except in the ordinary course of business and consistent with past practice.

Required Approvals. As promptly as practicable after the date of this Agreement,
------------------
Seller and Members shall make all filings required by foreign, Federal, state or local law to be made by them in order to consummate the transactions contemplated hereby. Seller and Members shall (a) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by law to make in connection with the transactions contemplated hereby, and (b) cooperate with Buyer in obtaining any consents of the type described in Sections 2.4 and 2.5.

Prohibited Actions. In no event, without the prior written consent of Buyer,
------------------
shall Seller or Members:

Encumbrances. Permit any of the Assets to be subjected to any claim or
----------------------------------------------------------------------
Encumbrance.
-----------

Disposition of Assets. Waive any claims or rights of substantial value
----------------------------------------------------------------------
respecting the Business or Assets, or sell, transfer, or otherwise dispose of
-----------------------------------------------------------------------------
any of the Assets, except in the ordinary course of business and consistent with
--------------------------------------------------------------------------------
past practice.
-------------

Intellectual Property. Dispose of, license, or permit to lapse any rights in any
--------------------------------------------------------------------------------
Intellectual Property.
---------------------

Access. From the date of this Agreement to the Closing Date, Seller shall: (a)
------
provide Buyer with such information as Buyer may from time to time reasonably request; (b) provide the Buyer and its officers, counsel and other authorized representatives access during regular business hours and upon reasonable notice to its books, records, and offices, as Buyer may from time to time reasonably request; and (c) permit Buyer to make such inspections thereof as it may reasonably request. Any investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the Business.

Non-Solicitation. Until the completion or termination of the transactions
----------------
contemplated by this Agreement, Seller and Members shall not, nor shall any of their representatives, solicit, offer or encourage any sale of any of the Assets or the Business.

CONDITIONS TO SELLER'S AND MEMBERS' OBLIGATIONS

     Each of the obligations of Seller and Members to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

Representations and Warranties; Performance. Buyer shall have performed and
-------------------------------------------
complied in all respects with the covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date, the representations and warranties of Buyer set forth in this Agreement shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made at and as of the Closing Date (except as otherwise expressly contemplated by this Agreement), and the execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby shall have been duly and validly authorized by Buyer's Board of Directors, and Seller shall have received a certificate to that effect signed by the secretary of Buyer.

Litigation. No Litigation shall be threatened or pending against Buyer, Seller
----------
or Members that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of any such party, or the obtaining of damages or other relief from such party, in connection with this Agreement or the consummation of the transactions contemplated hereby.

Documents Satisfactory in Form and Substance. All agreements, certificates, and
--------------------------------------------
other documents delivered by Buyer to Seller hereunder shall be in form and substance satisfactory to counsel for Seller, in the exercise of such counsel's reasonable judgment.

CONDITIONS TO BUYER'S OBLIGATIONS

     Each of the obligations of Buyer to be performed hereunder shall be subject to the satisfaction (or the waiver by Buyer) at or prior to the Closing Date of each of the following conditions:

Representations and Warranties; Performance. Seller and Members shall have
-------------------------------------------
performed and complied in all respects with the covenants and agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing Date, the representations and warranties of Seller and Members set forth in this Agreement shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made at and as of the Closing Date (except as otherwise expressly contemplated by this Agreement), and the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby shall have been duly and validly authorized, and Buyer shall have received a certificate to that effect signed by either Member.

Consents. All required approvals, consents and authorizations shall have been
--------
obtained.

No Litigation. No Litigation shall be threatened or pending against Buyer,
-------------
Seller or Members that, in the reasonable opinion of counsel for Buyer, could result in the restraint or prohibition of any such party, or the obtaining of damages or other relief from such party, in connection with this Agreement or the consummation of the transactions contemplated hereby.

Due Diligence. Buyer shall have completed its due diligence review of the
-------------
Business and shall have been satisfied with the findings thereof.

Legal Opinion. Seller shall have delivered to Buyer an opinion of counsel to
-------------
Seller (who shall be reasonably acceptable to Buyer) in the form of Exhibit B.

No Material Adverse Change. From the date of this Agreement until the Closing
--------------------------
Date, Seller shall not have suffered any material adverse change with respect to the financial condition, operations or prospects of the Business.


COVENANTS OF SELLER, MEMBERS AND BUYER FOLLOWING CLOSING

Allocation of Purchase Price; Transfer Taxes.
--------------------------------------------

Consistent with Section 1060 of the Internal Revenue Code of 1986, as amended,
------------------------------------------------------------------------------
and the applicable Treasury Regulations thereunder. Buyer shall allocate the
----------------------------------------------------------------------------
Purchase Price to the Assets. Buyer shall prepare Form 8594 in a manner
-----------------------------------------------------------------------
consistent with such allocation, and Buyer and Seller shall timely file such
----------------------------------------------------------------------------
Form 8594 with the Internal Revenue Service. All tax returns and reports filed
------------------------------------------------------------------------------
or prepared by Buyer. Seller and/or Members with respect to the transactions
----------------------------------------------------------------------------
contemplated by this Agreement shall be consistent with the allocation made by
-----------------------------------------------------------------------------
Buyer under this Section 7.1(a).
--------------------------------

All sales, transfer, and similar taxes and fees (including all recording fees,
------------------------------------------------------------------------------
if any) incurred in connection with this Agreement and the transactions
-----------------------------------------------------------------------
contemplated hereby shall be borne by Seller and/or Members, and Seller and
---------------------------------------------------------------------------
Members shall file all necessary documentation with respect to such taxes.
--------------------------------------------------------------------------

Cooperation. Seller, Members and Buyer shall cooperate fully with each other and
-----------
their respective employees, counsel, accountants and other representatives and advisers in connection with the steps required to be taken as part of their respective obligations under this Agreement; and each of them shall, at any time and from time to time after the Closing, upon the request of the other, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, receipts, acknowledgments, acceptances and assurances as may be reasonably required to satisfy and perform the obligations of such party hereunder, and to allow Buyer to operate the Business after the Closing in the manner in which it was operated before the Closing. In this regard, without limiting the generality of the foregoing, Seller and Members shall make such introductions to the customers, licensors, advertisers, suppliers, distributors and brokers with which the Business has relations, and shall otherwise cooperate with Buyer, in order to preserve intact such relationships following the Closing.

No Public Announcements. Without the prior written consent of Buyer, neither
-----------------------
Seller nor Members shall make any press release or other public disclosure, or make any statement to any customer, advertiser, supplier or other person with regard to the transactions contemplated by this Agreement.

Non-Competition, Non-Solicitation Covenants, etc.
------------------------------------------------
Each Member hereby agrees that for a period commencing on the date hereof and ending on the date which is the later of 24 months from (i) the date of Closing or (ii) the date of termination of the Member's employment with Buyer (the "Restricted Period"); except as required by such Member's employment with Buyer following the Closing (in the case of Raymond M. Glath, Sr.), he or she shall not, directly or indirectly, as agent, consultant, stockholder, partner or in any other capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity that engages in or owns, invests in, operates, manages or controls, any venture or enterprise that directly competes with the Company in the on-line support area anywhere in the world, provided however, that nothing contained herein shall be construed to prevent such Member from investing in the stock of any competing corporation listed on a national securities exchange or traded in the over-the-counter market, but only if he or she is not involved in the business of said corporation and if he or she and his or her affiliates collectively do not own more than an aggregate of 5% of the stock of such corporation. The restrictions set forth in this Section 7.4(a) shall be construed and shall apply to Raymond M. Glath, Sr. only in a manner that does not prevent him from earning a livelihood, to the extent that he can demonstrate that he is otherwise unable to earn a living in his field of expertise in any capacity as the result of these restrictions.

Without limiting the generality of the provisions of Section 7.4(a) above. each are reasonable and necessary for the protection of Buyer. Furthermore, each Member hereby agrees that during the Restricted Period, he or she will not interfere with or disrupt or attempt to disrupt the business relationship of Buyer or any of its affiliates with advertisers, suppliers or customers or hire or solicit to hire any of the employees of Buyer or any of its affiliates to leave the employment of Buyer or any of its affiliates.

Each Member hereby agrees that the covenants set forth in this Section 7.4 are reasonable and necessary for the protection of Buyer. Furthermore, each Member specifically agrees that, in light of the fact that the Business is currently being conducted by Seller in part over the World Wide Web, the worldwide restriction which is set forth in this Section 7.4 is reasonable and necessary for the protection of Buyer.

Further Assurances. Subject to the terms and conditions of this Agreement, each
------------------
party agrees to use all of its reasonable efforts to take, or cause to be taken, all actions and to do or cause to be done, all things necessary and proper or advisable to consummate and make effective the transactions contemplated by this Agreement (including the execution and delivery of such further instruments and documents) as the other party may reasonably request.

Nondisclosure of Proprietary Data. Seller and Members shall hold in a fiduciary
---------------------------------
capacity for the benefit of Buyer all secret or confidential information, knowledge or data relating to Buyer or any of its affiliated companies, and their respective businesses, which shall not be or become public knowledge. Seller and Members shall not, without the prior written consent of Buyer, or as may otherwise be required by law or legal process, communicate or divulge either before or after the Closing Date any such information, knowledge or data to anyone other than Buyer and those designated by Buyer in writing.

Records. Seller and Members shall provide to Buyer, as soon as is reasonably
-------
practicable after the Closing, any and all files, records or other data in their possession or under their control in respect of or directly relating to the operation following the Closing of the Business.

Notification of Debtors; Funds Received After Closing.
-----------------------------------------------------

Promptly following the Closing, Seller and Members shall notify all of Seller's debtors of the transfer of the Assets to Buyer.

Any and all funds received by Seller and/or Members after the Closing in respect of the Assets or otherwise relating to the Business (other than funds received by Seller from Buyer pursuant to this Agreement) shall be promptly remitted to Buyer.

Corporate Transactions by Buyer. Until such time as the Shares have been
-------------------------------
registered pursuant to the Registration Rights Agreement, Buyer will not enter into any merger in which it is not the surviving corporation, sale of all or substantially all of its assets or other similar transaction in which any of its shareholders receive cash or securities from a third party, unless the holders of the Shares also receive such consideration, pro rata with the other holders of the Common Stock based on their percentage share ownership of the Common Stock.

Transfer of Tavisco Name. Promptly following delivery to Seller of any of the
------------------------
Escrow Shares required to be delivered from the Escrow or one year from the date of the Closing if all of the Escrow Shares are cancelled, Seller shall dissolve Tavisco Ltd. and transfer and assign all of its right, title and interest in and to the name "Tavisco" to Buyer.

SURVIVAL; INDEMNITY; ESCROW

Survival of Representations, Warranties, etc. Each of the representations,
--------------------------------------------
warranties, agreements, covenants and obligations herein is material and shall be deemed to have been relied upon by the other party or parties and shall survive indefinitely after the date hereof and after the Closing and shall not merge in the performance of any obligation by any party hereto. All rights to indemnification contained in this Agreement shall survive the Closing indefinitely.

Indemnification by Seller and Members. Seller and Members shall jointly and
-------------------------------------
severally indemnify, defend, and hold harmless Buyer, and Buyer's representatives, stockholders, controlling persons and affiliates, at, and at any time after, the Closing, from and against any and all demands, claim, actions, or causes of action, assessments, losses, damages (including incidental and consequential damages), liabilities, costs, and expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and Litigation (as defined in Section 2.13), and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), asserted against, resulting to, imposed upon, or incurred by Buyer, directly or indirectly, by reason of, resulting from, or arising in connection with, any of the following:

Breach. (i) Any breach of any representation, warranty, or agreement of Seller
------------------------------------------------------------------------------
and/or Members contained in or made pursuant to this Agreement, including the
------------------------------------------------------------------------------
agreements and other instruments contemplated hereby; and (ii) any breach of any
------------------------------------------------------------------------------
representation, warranty, or agreement of Seller and/or Members contained in or
------------------------------------------------------------------------------
made pursuant to this Agreement, including the agreements and other instruments
------------------------------------------------------------------------------
contemplated hereby, as if such representation or warranty were made on and as
------------------------------------------------------------------------------
of the Closing Date.
-------------------

Products and Services Prior to Closing. Any liabilities or obligations relating
-------------------------------------------------------------------------------
to any product shipped or manufactured by, or service provided by, Seller prior
-------------------------------------------------------------------------------
to the Closing Date.
-------------------

Brokerage or Finder's Fees. Any claim by any person for brokerage or finder's
-------------------------------------------------------------------------------
fees or commissions or similar payments based upon any agreement or
-------------------------------------------------------------------------------
understanding alleged to have been made by any such person with Seller and/or
-------------------------------------------------------------------------------
Members in connection this Agreement or any of the transactions contemplated
-------------------------------------------------------------------------------
hereby.
------

Liabilities. Any of Seller's liabilities or obligations of any kind or nature
-------------------------------------------------------------------------------
whatsoever, whether accrued, absolute, contingent or otherwise, known or
-------------------------------------------------------------------------------
unknown, other than the Assumed Liabilities.
-------------------------------------------

Incidental Matters. To the extent not covered by the foregoing, any and all
-------------------------------------------------------------------------------
demands, claims, actions or causes of action, assessments, losses, damages,
-------------------------------------------------------------------------------
liabilities, costs, and expenses, including reasonable fees and expenses of
-------------------------------------------------------------------------------
counsel, other expenses of investigation, handling, and Litigation and
----------------------------------------------------------------------
settlement amounts, together with interest and penalties, incident to the
-------------------------------------------------------------------------
foregoing.
---------

The remedies provided in this Section 8.2 will not be exclusive of or limit any other remedies that may be available to Buyer.

Indemnification by Buyer. Buyer shall indemnify, defend, and hold harmless
------------------------
Seller and Members, and their respective representatives, stockholders, controlling persons and affiliates, at, and at any time after, the Closing, from and against any and all Losses asserted against, resulting to, imposed upon, or incurred by Seller and/or Members, to the extent arising from any of the following:

Breach. (i) Any breach of any representation, warranty, or agreement of Buyer
-----------------------------------------------------------------------------
contained in or made pursuant to this Agreement, including the agreements and
-----------------------------------------------------------------------------
other instruments contemplated hereby; and (ii) any breach of any
-----------------------------------------------------------------
representation, warranty, or agreement of Buyer contained in or made pursuant to
--------------------------------------------------------------------------------
this Agreement, including the agreements and other instruments contemplated
--------------------------------------------------------------------------------
hereby, as if such representation or warranty were made on and as of the
--------------------------------------------------------------------------------
Closing Date.
------------

Incidental Matters. To the extent not covered by the foregoing, any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and Litigation, and settlement amounts, together with interest and penalties. incident to the foregoing.

The remedies provided in this Section 8.3 will not be exclusive of or limit any other remedies that may be available to Seller.

                     Procedures: Third Party Claims, etc.
                     ------------------------------------

A person entitled to make a claim of indemnification hereunder shall be referred to as an "Indemnified Party." A person obligated for indemnification hereunder shall be referred to as an "Indemnifying Party". The Indemnifying Party shall be entitled to defend any claim, action, suit or proceeding made by any third party against an Indemnified Party; provided, however, that the Indemnified
                                    --------  -------
Party shall be entitled to participate in such defense with counsel of its choice and at its own expense and, if (i) the Indemnifying Party is also a party to such claim, action, suit or proceeding and the Indemnified Party determines in good faith that joint representation would be inappropriate, (ii) the Indemnifying Party does not provide a competent and vigorous defense, or (ii) the Indemnifying Party agrees, then the Indemnified Party's participation shall be at the expense of the Indemnifying Party. The Indemnified Party shall provide such cooperation and access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to such matter; and the parties shall cooperate with each other in order to ensure the proper and adequate defense thereof. An Indemnified Party shall not settle any claim subject to indemnification hereunder without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earliest to occur of; (i) the entry of a judgment against the Indemnified Party; (ii) the settlement of the claim; (iii) with respect to indemnities for tax liabilities, upon the issuance of any final resolution by a taxation authority; or (iv) with respect to claims before any administrative or regulatory authority, when the Loss is determined (regardless of whether such Loss is subject to further review or appeal); provided, however, that the
                                              --------  -------
Indemnifying Party shall pay on the Indemnified Party's demand any cost or expense reasonably incurred by the Indemnified Party in defending or otherwise dealing with such claim, and provided, further, that nothing in this paragraph
                             --------  -------
shall limit Buyer's rights under the Escrow Agreement.

To seek indemnification hereunder, an Indemnified Party shall notify in writing each Indemnifying Party from whom indemnification is sought of any claim for indemnification, specifying in reasonable detail the nature of the Loss and the amount or an estimate of the amount thereof. Neither the giving of such notice nor the failure to give such notice shall constitute an election of remedies or limit an Indemnified Party in any manner in the enforcement of any other remedies that may be available to it, including the right to proceed against an Indemnifying Party or give notice of a claim under the Escrow Agreement.

Notice of Claim Under Escrow Agreement. Upon notice to Seller specifying the
--------------------------------------
basis for such action, Buyer may give notice of a claim under the Escrow Agreement. Neither the giving of such notice nor the failure to give such notice shall constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it, including Buyer's right to otherwise seek indemnification from Members or Seller or proceed against Members or Seller.

TERMINATION

Termination. This Agreement may be terminated at any time prior to the Closing
-----------
Date:

by mutual written consent of Seller and Buyer;

by either Seller or Buyer if (i) there shall have been a material breach of any representation, warranty, covenant or agreement set forth in this Agreement, on the part of Buyer, in the case of a termination by Seller, or on the part of Seller or a Member, in the case of a termination by Buyer, which breach shall not have been cured, in the case of a representation or warranty, prior to Closing or, in the case of a covenant or agreement, within five (5) business days following receipt by the breaching party of notice of such breach, or (ii) any permanent injunction or other order of a court or other competent authority preventing the consummation of the transactions contemplated hereby shall have become final and non-appealable;

by either Seller or Buyer if the transactions contemplated hereby shall not have been consummated on or before September 15, 2000; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the consummation of the transactions contemplated hereby to have occurred on or before the aforesaid date; or

by Buyer if the employment by Buyer of either Raymond M. Glath, Sr. or William
A. Couture terminates for any or no reason, including resignation, involuntary termination by the Company with or without cause, death or disability, at any time prior to the time of Closing.

Effect of Termination. Each party's right of termination under Section 9.1 is in
---------------------
addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate; provided, however, that if this
                                                 --------  -------
Agreement is terminated by a party because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired. If this Agreement is terminated by Buyer under Section 9.1(d), then Seller shall be permitted to retain the Signing Cash Amount (as defined in Section 1.2) but shall not receive any of the Non-Escrow Shares or Escrow Shares. Upon termination of this Agreement for any reason by either Seller or Buyer, Buyer will have no obligation to thereafter continue to employ either Raymond M. Glath, Sr. or William A. Couture.

MISCELLANEOUS

Entire Agreement. This Agreement, and the other certificates, agreements, and
----------------
other instruments to be executed and delivered by the parties in connection with the transactions contemplated hereby, constitute the sole understanding of the parties with respect to the subject matter hereof and supersede all prior oral or written agreements with respect to the subject matter hereof

Parties Bound by Agreement; Successors and Assigns. The terms, conditions, and
--------------------------------------------------
obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Amendments and Waivers. No modification, termination, extension, renewal or
----------------------
waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party. A waiver on one occasion shall not be construed as a waiver of any right on any future occasion. No delay or omission by a party in exercising any of its rights hereunder shall operate as a waiver of such rights.

Severability. If for any reason any term or provision of this Agreement is held
------------
to be invalid or unenforceable, all other valid terms and provisions hereof shall remain in full force and effect, and all of the terms and provisions of this Agreement shall be deemed to be severable in nature. If for any reason any term or provision containing a restriction set forth herein is held to cover an area or to be for a length of time which is unreasonable, or in any other way is construed to be too broad or to any extent invalid, such term or provision shall not be determined to be null, void and of no effect, but to the extent the same is or would be valid or enforceable under applicable law, any court of competent jurisdiction shall construe and interpret or reform this Agreement to provide for a restriction having the maximum enforceable area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under applicable law.

Attorney's Fees. Should any party hereto retain counsel for the purpose of
---------------
enforcing, or preventing the breach of any provision hereof including, but not limited to, the institution of any action or proceeding, whether by arbitration, judicial or quasi-judicial action or otherwise, to enforce any provision hereof or for damages for any alleged breach of any provision hereof, or for a declaration of such party's rights or obligations hereunder, then, whether such matter is settled by negotiation, or by arbitration or judicial determination, the prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, reasonable attorneys' fees for the services rendered to such prevailing party.

Counterparts. This Agreement may be executed in one or more counterparts, each
------------
of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

Headings. The headings of the Sections and paragraphs of this Agreement are
--------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

Expenses. Except as specifically provided herein, Seller and Buyer shall each
--------
pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants, and counsel.

Notices. All notices, requests, demands, claims, and other communications which
-------
are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given: when received, if personally delivered; when transmitted, if transmitted by facsimile, electronic or digital transmission method; or five business days after such notice, request, demand, claim or other communication is sent, if sent by registered or certified mail, return receipt requested, postage prepaid; and, in any case, all such communications must be addressed to the intended recipient as set forth below:

     if to Seller to:
                             Tavisco Ltd.
                             710 Herrick Court
                             Katy, Texas 77450

     if to Members to:

                             Raymond M. Glath, Sr. and
                             Beverly Ann Glath
                             710 Herrick Court
                             Katy, Texas 77450

     if to Buyer to:

                             PCSupport.com, Inc.
                             3605 Gilmore Way, Suite 300
                             Columbia, Canada V5G 4X5
                             David W. Rowat
                             facsimile: (604) 419-4494

     with a copy to:

                             Troy & Gould Professional Corporation
                             1801 Century Park East, 16th Floor
                             Los Angeles, California 90067
                             Attention: Sanford J. Hillsberg, Esq.
                             facsimile: (310) 201-4746

     Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

Governing Law. This Agreement shall be construed in accordance with and governed
-------------
by the laws of the State of Nevada without giving effect to the principles of choice of law thereof:

Arbitration.
-----------

          Any dispute arising under or in connection with any matter related to this Agreement or any related agreement shall be resolved exclusively by arbitration. The arbitration shall be in conformity with and subject to the applicable rules and procedures of the American Arbitration Association. Any arbitration shall incorporate Section 1283.05 of the Code with respect to discovery matters. All parties agree to be (1) subject to the jurisdiction and venue of the arbitration in the County of Los Angeles, State of California, (2) bound by the decision of the arbitrator as the final decision with respect to the dispute and (3) subject to the jurisdiction of the Superior Court of the State of California for the purpose of confirmation and enforcement of any award.

References, etc.
---------------

Whenever reference is made in this Agreement to any Article, Section, paragraph or Exhibit, such reference shall be deemed to apply to the specified Article, Section or paragraph of this Agreement or the specified Exhibit to this Agreement.

Any form of the word "include" when used herein is not intended to be exclusive (e.g., "including" means "including, without limitation").

No Strict Construction. The language used in this Agreement will be deemed to be
----------------------
the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

No Third Party Beneficiary Rights. No provision in this Agreement is intended or
---------------------------------
shall create any rights with respect to the subject matter of this Agreement in any third party.

                           [Signature page follows.]
                           -------------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first indicated above.

                                        PCSUPPORT.COM, INC.


                                        By:    /s/ David W. Rowat
                                           -------------------------------------
                                        Name:  David W. Rowat
                                        Title: VP & CFO

                                        TAVISCO LTD.


                                        By:    /s/ R M Glath
                                           -------------------------------------
                                        Name:  Raymond M. Glath, Sr.
                                        Title: President

                                        MEMBERS:

                                               /s/ Raymond M. Glath,
                                        ----------------------------------------
                                               Raymond M. Glath, Sr.


                                               /s/ Beverly A. Glath
                                        ----------------------------------------
                                               Beverly Ann Glath

1.1     Sale of Assets and Assumption of Liabilities.

          (a) Sale of Assets.

                (i) Contracts.


                              Schedule 1.1(a)(i)

Contracts:   None

Commitments: None

Agreements:

     a. Reseller (Vendor) Agreement between Tavisco Ltd. and Think Service, Inc. (copy provided to Buyer 8/5/00).

     b. Supplier Agreement between Tavisco Ltd. and Earthlink Network Inc. for web hosting and electronic commerce (copy provided to Buyer 8/5/00).

Promises:    None

Leases:      None

Arrangements: None

Undertakings: None

Licenses:     None, except for Customer License Agreements as listed in Schedule
              2.7 (d) attached hereto.

1.1   Sale of Assets and Assumption of Liabilities.

    (b) Sale of Assets.
        --------------
          (ii) Intellectual Property.
               ----------------------

                              Schedule l.l(a)(ii)

          a. Vi-Spy a/k/a Vi-Spy Professional Edition a/k/a Vi-Spy Pro

          b. Vi-Spy Universal NIM

          c. Vi-Spy Service Tech

          d. No More #*!$ Viruses

          e. PC Thermometer

          f. 1st CAV (not released, in prototype)

          g. Early Bird (not written, in design stage)

          h. Damage Control Utilities (not written, in design stage)

          i. Current Customer Database

          j. Past Customer Database

          k. Sales Lead Database

1.1   Sale of Assets and Assumption of Liabilities.

    (c)  Sale of Assets.
         --------------
            (iv) Permits and Licenses.

                              Schedule l.l(a)(iv)

                                     None.

2.7  Intellectual Property.

                                Schedule 2.7(d)


 a. Customer License Agreements using Tavisco's standard "Site License Agreement" (copy provided to Buyer 8/5/00, along with a current Customer List of the Vi-Spy Site License Customers, detailing the number of copies licensed and license expiration dates).

 b. A custom Site License Agreement between the Illinois Department of Revenue and Tavisco Ltd. (copy provided to Buyer at their offices on 7/27/00).

     Intellectual Property.
     ---------------------

                                Schedule 2.7(h)


     Software used for Compile, Assemble, Lind, and Load of Tavisco Ltd.
products:

a. Compilers:
     1)  C88 V2.51 - "C" Compiler (C) Mark DeSmet 1982,83,84,85
     2)  Binder for C88 and ASM88 V1.92 (C) Mark DeSmet 1982,83,84,85

b. Assembler:
     1)  OPTASM V1.71 (C) SLR Systems 1988-90

c. Linker:
     1)  Microsoft Overlay Linker V3.60 (C) Microsoft Corporation 1983-87

d. Object Code Compressor/Loader:
     1)  PKLITE Professional V1.15 (C) PKWARE Inc. 1990-92

Intellectual Property.
---------------------


                                Schedule 2.7(i)


                                     None.

2.10  Contracts.
      ---------

                               Schedule 2.10(a)


                                     None.

                  2.12  Customers, Advertisers and Suppliers.
                        ------------------------------------

                                 Schedule 2.12


Seller has no advertisers or suppliers for the twelve month period ending on the date of this Agreement.

Utilizing ACT Contact Management software, a database exists listing all current customers, previous customers, and customer prospects that is being provided to the Buyer.

2.13     Litigation
         ---------

                                 Schedule 2.13


No litigation exists or is pending.

                                   EXHIBIT A

                               ESCROW AGREEMENT

     THIS AGREEMENT is made as of the 15th day of September, 2000 among PCSUPPORT.COM INC., a Nevada corporation ("PCS"), TAVISCO LTD., a Nevada Limited Liability Corporation ("Tavisco") and OWEN, BIRD, barristers and solicitors (the "Escrow Agent").

          WITNESSES THAT WHEREAS:

A. PCS and Tavisco have entered into an asset purchase agreement (the "Agreement") pursuant to which PCS has agreed, among other things, to deposit the certificate with the Escrow Agent, to be held and dealt with by the Escrow Agent in accordance with the terms of the Agreement and hereof.

B. The Escrow Agent has agreed to hold and deal with the Certificate in accordance herewith.

     NOW THEREFORE in consideration of the premises, the mutual covenants and conditions herein, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

     1.1  Defined Terms. For all purposes of this Agreement, the following terms
          --------------
 have the following meanings, with such meanings to be equally applicable to both the singular and plural forms of the respective terms:

          a)   "Anniversary Date" means September 14, 2001.

          b) "Business Day" means a day other than Saturday, Sunday or any statutory holiday in British Columbia.

          c) "Certificate" means a share certificate representing the Common Shares, registered in the name of Tavisco.

          d) "Common Stock" or "Common Shares" means 100,000 common shares in the capital stock of PCS and any other stock into which such shares may be subdivided, split, consolidated, exchanged, reclassified or otherwise converted.

          e) "Escrow Agent" means Owen, Bird or its successor in the capacity as escrow agent under this Agreement from time to time.

     1.2  Entire Agreement. This Agreement including any exhibits or schedules
          -----------------
hereto and all documents delivered in support hereof sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature.

     1.3  Governing Law. This Agreement and its validity, construction and
          --------------
performance shall be governed in all respects by the laws of the Province of British Columbia and all parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia.

     1.4  Severability. If any provision of this Agreement or the application of
          -------------
any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby.

     1.5  Successors and Assigns. This Agreement and all action taken hereunder
          -----------------------
in accordance with the terms hereof shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

     1.6  Counterpart/Headings. This Agreement may be executed in one or more
          ---------------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The headings contained herein are for purposes of reference only and shall not affect nor shall they be taken into consideration in determining the meaning or interpretation of the provisions hereof.

     1.7  Amendment/Waiver. This Agreement shall not be changed, modified or
          -----------------
amended except in writing signed by all the parties hereto. No failure or delay on the part of any party hereto in the exercise of any right hereunder in enforcing or requiring the compliance or performance by any of the other parties of any of the terms or conditions of this agreement shall operate as a waiver of any such right, or constitute a waiver of a breach of any such terms or conditions, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right, nor shall any of the aforementioned failures or delays affect or impair such rights generally in any way. The waiver by any party of a breach of any term or condition of this Agreement by any other party shall not operate as nor shall it be construed as a waiver of any subsequent breach thereof.

      1.8 Time. Time shall be in all respects of the essence herein.
          -----

ARTICLE 2
APPOINTMENT OF ESCROW AGENT AND SUCCESSORS

      2.1 Purpose of Agreement. This Agreement and the escrow created herein has
          ---------------------
been executed, delivered and established for the purpose of holding and delivering the Common Stock in accordance with the terms of the Agreement.

      2.2 Appointment of Escrow Agent. PCS and Tavisco hereby appoint the Escrow
          ----------------------------
 Agent to act as the escrow agent hereunder and the Escrow Agent accepts its appointment and designation as such pursuant and subject to the terms and conditions herein.

      2.3 Successors. The Escrow Agent may at any time resign by giving not less
          -----------
 than 10 Business Days prior written notice to each of the other parties hereto, and shall be discharged of its duties hereunder upon the expiration of the said 10 Business Days or upon the earlier appointment of a successor. In the event of such resignation, a successor escrow agent will be selected by PCS and Tavisco jointly in writing and such successor shall thereupon receive the Certificate herein and shall succeed to all the rights and duties of the Escrow Agent as set forth herein.

ARTICLE 3
ESCROW ARRANGEMENTS

     3.1  Delivery of Escrowed Documents.  PCS herewith delivers the Certificate
          -------------------------------
to the Escrow Agent, to be held and dealt with in accordance with the terms of this Agreement, and PCS covenants to expeditiously deliver to the Escrow Agent from time to time as requested by the Escrow Agent such other documents as may be required to permit the Escrow Agent to deal with the Certificate as contemplated herein. The Escrow Agent shall hold and deal with the Certificate for the benefit of the parties hereto in accordance with the terms herein.

     3.2  Notice of Completion by Tavisco. If, at any time after the Anniversary
          --------------------------------
Date, Tavisco delivers to the Escrow Agent a statutory declaration of a director or senior officer of Tavisco (the "Tavisco Statutory Declaration") stating that Tavisco is entitled to have the Certificate delivered to it pursuant to the Agreement then the Escrow Agent will within a reasonable time deliver a copy of the Tavisco Statutory Declaration (the "PCS Copy") to PCS.

     3.3  Delivery to Tavisco.  If the Escrow  Agent has not  received  from PCS
          --------------------
within 15 Business Days of deemed receipt by PCS of the PCS Copy (the "PCS Dispute Period") a statutory declaration of a director or senior officer of PCS stating that Tavisco is not entitled to have the Certificate delivered to it pursuant to the Agreement (a "PCS Dispute Notice") then the Escrow Agent will, without the need for further consultation with or authorization from PCS, deliver the Certificate to the order of Tavisco.

     3.4  Non-Delivery to Tavisco.  If the Escrow Agent receives a PCS Dispute
          ------------------------
Notice within the PCS Dispute Period then the Escrow Agent will not deliver the Certificate to the order of Tavisco but will continue to hold the Certificate until directed in writing by both PCS and Tavisco or ordered by a court of competent jurisdiction.

     3.5  Notice of Non-Completion by PCS. If, at any time, PCS delivers to the
          --------------------------------
Escrow Agent a statutory declaration of a director or senior officer of PCS (the "PCS Statutory Declaration") stating that Tavisco is not entitled to have the Certificate delivered to it pursuant to the Agreement then the Escrow Agent will within a reasonable time deliver a copy of the PCS Statutory Declaration (the "Tavisco Copy") to Tavisco.

     3.6  Delivery to PCS. If the Escrow  Agent has not  received  from Tavisco
          ----------------
within 15 Business Days of deemed receipt by Tavisco of the Tavisco Copy (the "Tavisco Dispute Period") a statutory declaration of a director or senior officer of Tavisco stating that Tavisco is entitled to have the Certificate delivered to it pursuant to the Agreement (a "Tavisco Dispute Notice") then the Escrow Agent will, without the need for further consultation with or authorization from Tavisco, deliver the Certificate to PCS.

     3.7  Non-Delivery to PCS. If the Escrow Agent receives a Tavisco Dispute
          --------------------
Notice within the Tavisco Dispute Period then the Escrow Agent will not deliver the Certificate to PCS but will continue to hold the Certificate until directed in writing by both PCS and Tavisco or ordered by a court of competent jurisdiction.

     3.8  Dividends. Any securities in respect of stock splits,
          ----------
recapitalizations, redemptions, liquidations, mergers, spin-offs, split-ups or exchanges or conversions of the Common Stock shall form part of the escrow created hereby and will be distributed accordingly. If any dividends are declared and paid on the Common Shares while the Escrow Agent is holding the Certificate then the amount thereof will be paid to the Escrow Agent, to be distributed accordingly.

     3.9  Right to Vote. Tavisco shall have the right to exercise any voting
          --------------
rights attached to the Common Shares and in respect of which the Escrow Agent has not received a PCS Statutory Declaration.

ARTICLE 4
TERMINATION OF ESCROW

     4.1  Termination of Escrow. This Agreement and the rights and obligations
          ----------------------
of the parties hereto shall terminate when the Certificate has been delivered to Tavisco or returned to PCS in accordance with the terms of this Agreement.

ARTICLE 5
RIGHTS, DUTIES AND REMUNERATION OF THE ESCROW AGENT

     5.1  Fees. Tavisco and PCS will each indemnify the Escrow Agent for its
          -----
reasonable fees and expenses for acting as escrow agent hereunder.

     5.2  Rights of the Escrow Agent. The Escrow Agent may act upon any
          ---------------------------
instrument or other writing or transmission reduced to writing believed by it in good faith to be genuine and to be signed or presented by the proper person. The Escrow Agent shall not be liable to any of the parties hereto for any liability or losses sustained by any of them as a result of any action taken or omitted to be taken by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct or gross negligence was the primary cause of any such loss. The Escrow Agent may consult with qualified outside counsel of its choice at all reasonable times, and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

      5.3 Indemnity. The parties hereto agree, jointly and severally, to
          ----------
indemnify and save harmless the Escrow Agent from all costs, expenses (including legal fees and disbursements on a solicitor and own client basis), liabilities and losses that may be incurred by it as a result of being named a party to or responding to any litigation arising from the performance of its duties hereunder, except such litigation that arises from any act or failure to act by the Escrow Agent that is determined by a court of competent jurisdiction to constitute willful misconduct or gross negligence of the Escrow Agent.

      5.4 No Liability. The duties and responsibilities of the Escrow Agent
          -------------
hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. The Escrow Agent shall not have any liability under, and shall have no duty to inquire into the terms and provisions of, any other Agreement, or instructions, other than as set forth or contemplated in this Agreement.

      5.5 Directions. If the Escrow Agent is uncertain as to its duties or
          -----------
rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely the Certificate until it shall be directed otherwise in a written notice satisfactory to the Escrow Agent from the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

     5.6  Interpleader. In the event of a dispute between any of the parties to
          -------------
this Agreement and where the Escrow Agent deems it necessary for its protection to do so, the Escrow Agent may deposit the Certificate into a court of competent jurisdiction and, subject to any order of such court, shall thereafter have no further duties in connection therewith to any of the parties hereto.

     5.7  Directions from the Parties. The Escrow Agent shall be entitled to
          ----------------------------
rely upon directions from David Rowat or such other individual as he may appoint in writing as directions from PCS for all purposes hereof. The Escrow Agent shall be entitled to rely upon directions from Raymond M. Glath, Senior, or such other individual as he may appoint in writing as directions from Tavisco for all purposes hereof.

ARTICLE 6
MISCELLANEOUS

     6.1  Notices. All notices, requests, demands and other communications
          --------
pursuant to this Agreement shall be in writing, addressed to the respective parties hereto at their addresses referred to below (or to such other address as any party may advise the other parties of by notice) and shall be deemed to have been given and received: (i) the next Business Day, if by hand delivery or overnight courier sent on a Business Day; (ii) three Business Days following post-paid registered or certified mailing if mailed in Canada or the United States of America, or (iii) upon written acknowledgement of facsimile transmission; provided however, that in all cases, all notices, requests, demands and other communications to the Escrow Agent shall be deemed to have been given and received on the date actually received by the Escrow Agent:

To PCS:                 Suite 300 - 3605 Gilmore Way
                        Burnaby, B.C. V5G 4X
                        Attention: David Rowat
                        ----------------------

Facsimile:              604.419.4494

To Tavisco:             710 Herrick Court
                        Katy, TX 77450

                        Facsimile:_______________________

To the Escrow Agent:    Owen, Bird
                        Suite 2900 - 595 Burrard Street
                        Vancouver, B.C. V7X 1J5
                        Attention: Ian W. Muirhead
                        --------------------------

Facsimile:              604.688.2827

     6.2  Delivery By Fax. This Agreement may be effectively delivered by any
          ----------------
party hereto by transmitting by facsimile a copy hereof executed by such party to each of the other parties as provided for herein.

     IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

PCSUPPORT.COM INC.                               TAVISCO LTD.

Per: /s/ David W. Rowat, VP & CFO                Per: /s/ R. M. Gath
    -----------------------------------              ---------------------------
    Authorized Signatory                             Authorized Signatory

OWEN, BIRD

Per: /s/ I. Muirhead
    -----------------------------------
    Authorized Signatory

                                   EXHIBIT B


                               September 14, 200O

FAX: (310) 201-4746

Mr. David Rowat
Vice President and CFO
PCSupportcom, Inc.
Suite 300,3605 Gilmore Way
Burnaby, British Columbia, Canada V5G 4X5

     Re: Asset Purchase Agreement between PCSupportcom, Inc. and Tavisco, Ltd.

Dear Mr. Rowat:

     This Firm represents Tavisco, Ltd. ("Seller"), together with Raymond M. Glath, Sr., and Beverly A. Glath ("Members") with respect to that Asset Purchase Agreement ("the Agreement"), to be dated September 15, 2000, by and between Seller, the Members, and PCSupport.com, Inc. ("Buyer"). All terms not otherwise defined in this opinion letter are given the meanings as defined in the Agreement.

     This opinion letter is provided to Buyer pursuant to the Agreement. The attorney providing this opinion letter is licensed to practice in the State of Texas and is not licensed to practice in any other state. The statements set out in this opinion letter are limited to representations of Texas law and to the Nevada Limited Liability Act, as applicable to (S) 1 below regarding the organization of Seller, and are not to be construed under the laws of any other state. By producing this opinion letter, I am not intending to practice, and am not so practicing, law in any jurisdiction outside of the State of Texas.

     As counsel for the Seller and the Members, I examined originals, photocopies of originals, or certified copies of originals of records belonging to or generated on behalf of the Seller as I felt necessary and relevant to form the basis of this opinion letter. I reviewed the Agreement, including the exhibits, schedules, and attachments, as well as collateral documents provided to me by Buyer's legal counsel. I also reviewed such public records as I considered necessary and relevant for the purposes of this opinion letter.

     In examining the documents referenced above, I have assumed the genuineness of all signatures and the authenticity of such documents. To the extent there are facts in support of the statements contained in this opinion letter which I have not established independently, I am relying on the representation upon information provided to me by the Seller and the Members.

     I also assume, without verification, the due authorization, execution, and delivery of the Agreement, all attachments, and all collateral documents to be executed by the Buyer and that the Agreement, attachments, and collateral documents, when executed, will confer valid, legal, and binding obligations on the parties in accordance with Nevada law, except as qualified above.

     Based upon, and subject to, the foregoing, and the qualifications set out below, I am of the opinion that:

     1. Orqanization: Notwithstanding any of the qualifications set out in this
        ------------
opinion letter, Seller is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Nevada, with the power and authority to conduct business as it is now being conducted and to own and lease its assets. The Members are the only persons with any ownership in the Seller. There are not outstanding any warranty, options or other rights to acquire any ownership interest in the Seller.

     2. Power and Authority: Seller and Members have the power and authority to
        -------------------
execute, deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by them in connection with the transactions contemplated hereby, and Seller and Members have taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the con-summation of the transactions contemplated hereby. This Agreement is, and the other agreements and instruments to be executed and delivered by Seller and/or Members in connection with the transactions contemplated hereby, when such other agreements and instruments are executed and delivered, shall be, the valid and legally binding obligations of the Seller and/or Members, as the case may be, enforceable against the Seller and/or Members in accordance with the respective terms.

     3. No Conflict: Neither the execution and delivery of this Agreement and
        -----------
the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby, nor the consummation of the transactions contemplated hereby, will violate or conflict with: (a) any foreign, Federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree applicable to Seller; (b) any provision of any charter, bylaw, or other governing or organizational instrument of Seller; or, (c) any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Seller is a party or by which Seller is bound.

     4. Required Contract Consents:  No approval,  authorization,  consent,
        --------------------------
permission, or waiver to or from any person, or notice filing, or recording to or with any person, is necessary for: (a) the execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby by Seller, or the consummation by Seller of the transactions contemplated hereby; or, (b) the ownership and use of the Assets and the conduct of the Business by Buyer.

     5. Title to Assets: Seller has good and marketable title to, or a valid
        ---------------
leasehold interest in, the properties and assets used by or in connection with the Business (real, personal, and mixed, tangible or intangible), free and clear of all Encumbrances or other restrictions on transfer.

     6. Intellectual Property:
        ---------------------

     (a) Seller owns or has the valid right to use all of the Intellectual Property (as defined in Agreement (S) 1.1(a)(ii)) used in the Business as currently conducted or as presently contemplated to be conducted, all of which is described in Agreement Schedule (S) 1.1(a)(ii) attached hereto.

     (b) The Intellectual Property owned or used by Seller is free and clear of all Encumbrances or other restrictions on transfer.

     7. Litigation: To the best knowledge of counsel, there is no legal,
        ----------
administrative, or other action, claim, proceeding, or governmental investigation, domestic or foreign ("Litigation"), pending or threatened against Seller or either Member affecting the Business or the Assets, or that challenges or reviews the execution, delivery, or performance of this Agreement by Seller or of the consummation of the transactions contemplated hereby, or that seeks to enjoin or obtain damages in respect of the consummation of any of the transactions contemplated hereby.

     I express no opinion on the validity or enforceability of any provision regarding a forum selection clause, choice of law, venue, jurisdiction, or the imposition of any provisions regarding liquid damages provision, penalties, or any other type of sanction or forfeiture.

     This opinion is effective as of September 15, 2000 and is necessarily limited to the laws now in effect, as well as the application of such laws to the facts in support of the facts and circumstances known at the time of the issuance of this opinion letter. The Firm is not undertaking any obligation to revise or amend this opinion letter should the applicable law be changed or modified, or should facts which were not previously presented to the Firm come to light. This opinion letter is issued on behalf of the Seller and the Members.

     By issuing this opinion letter, this Firm does not undertake to represent the Buyer, nor any person working for or on behalf of the Buyer, nor for any person to whom the Buyer may transmit this opinion letter. In receiving this opinion letter, the Buyer, Buyer's counsel, and any person working for or on behalf of the Buyer are informed and understand that Texas law does not allow for such persons to rely on this opinion letter as if this Firm represented such persons, that such persons are not in privily of contract with this Firm, and that such persons possess no claim under Texas law against this Firm for breach of fiduciary duty, misrepresentation, fraud, or for a violation of Texas' consumer protection statute.

     Thank you for your attention to this matter.

                                   Sincerely,

                                   Richard W. Paquette

cc: Raymond and Beverly Glath

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement dated September 15,200O (this "Agreement"), is made by and between PCSupport.com, Inc., a Nevada corporation (the "Company"), and Tavisco Ltd., a Nevada limited liability company (the "Purchaser").

     WHEREAS, pursuant to the terms of an Asset Purchase Agreement by and among the Company, the Purchaser, Raymond M. Glath, Sr. and Beverly Ann Glath, dated as of September 15,200O (the "Asset Purchase Agreement"), the Purchaser will be issued by the Company the Escrow Shares and the Non-Escrow Shares (as defined in the Asset Purchase Agreement and collectively referred to herein as the "Restricted Shares"); and

     WHEREAS, the Company and the Purchaser deem it to be in their respective best interests to set forth the rights of the Purchaser in connection with public offerings and sales of the Restricted Shares;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereunder set forth, the Company and the Purchaser hereby agree as follows:

Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

"Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

"Common Stock" means the common stock, $.001 par value per share, of the Company.

"Other Shares" means at any time those shares of Common Stock held by any person (or issuable upon exercise or conversion of any security held by any person) that do not constitute Primary Shares or Restricted Shares.

"Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

"Restricted Shares" means shares of the Escrow Shares and Non-Escrow Shares that have not been forfeited and cancelled as of the relevant date hereunder pursuant to the terms of the Asset Purchase Agreement. Restricted Shares shall cease to be Restricted Shares for purposes of this Agreement when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period without volume limitations, or (iii) they shall have ceased to be outstanding.

"Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

"Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

Piggyback Registration.

     If the Company at any time within one year from the date hereof proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Purchaser of its intention to register such Primary Shares or Other Shares and, upon the written request delivered to the Company within 15 days after delivery of any such notice by the Company, of the Purchaser to include in such registration Restricted Shares (which request shall specify the number of Restricted Shares proposed to be included in such registration), the Company shall use its commercially reasonable best efforts to cause all such Restricted Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however,
                                                          --------  -------
that if the managing underwriter advises the Company that the inclusion of all Restricted Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Restricted Shares and Other Shares proposed to be included in such registration shall be included in the following order:

if the Company proposes to register Primary Shares:

first, the Primary Shares; and
------------------------------

second, the Restricted Shares and Other Shares requested to be included in such
-------------------------------------------------------------------------------
registration (or, if necessary, pro rata among the holders thereof based upon
-----------------------------------------------------------------------------
the number of Restricted Shares and Other Shares requested to be registered by
------------------------------------------------------------------------------
each such holder).
----------------

if the Company proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares:

first, the Other Shares held by the parties demanding such registration;
-----------------------------------------------------------------------

second, the Restricted Shares and Other Shares requested to be registered by the
--------------------------------------------------------------------------------
holders thereof (or, if necessary, pro rata among the holders thereof based on
------------------------------------------------------------------------------
the number of Restricted Shares and Other Shares requested to be registered by
------------------------------------------------------------------------------
such holders); and
------------------

third, the Primary Shares.
-------------------------

Preparation and Filing

     If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable best efforts to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

use its commercially reasonable best efforts to cause a registration statement that registers such Restricted Shares to become and remain effective for a period of 90 days or until all of such Restricted Shares have been disposed of (if earlier) (it being understood that the Company may discontinue any registration);

furnish, at least five business days before firing a registration statement that registers such Restricted Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement prospectus, to one counsel selected by the Purchaser (the "Purchaser's Counsel"), copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be fired so long as such successive drafts are supplied to the Purchaser's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Restricted Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Restricted Shares (it being understood that the Company may discontinue any registration);

notify, in writing the Purchaser's Counsel promptly (i) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Restricted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

use its commercially reasonable best efforts to register or qualify, such Restricted Shares under such other securities or blue sky laws of such jurisdictions as the Purchaser reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Restricted Shares owned by the Purchaser; provided, however, that the Company will not be
                               --------  -------
required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its bylaws or Articles of Incorporation which the Board of Directors determines to be contrary to the best interests of the Company;

furnish to the Purchaser such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

use its commercially reasonable best efforts to cause such Restricted Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Purchaser holding such Restricted Shares to consummate the disposition of such Restricted Shares;

notify the Purchaser on a timely basis at any time when a prospectus relating to such Restricted Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the fight of the circumstances then existing and, at the request of the Purchaser, prepare and furnish to the Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the fight of the circumstances then existing;

subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Purchaser, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Purchaser or underwriter (collectively, the "inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Purchaser agrees that he/she/it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

use its commercially reasonable best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

use its commercially reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

issue to any underwriter to which the Purchaser may sell shares in such offering certificates evidencing such Restricted Shares;

otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to the Purchaser, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Restricted Shares contemplated hereby.

     Each holder of the Restricted Shares, upon receipt of any notice from the Company of any event of the kind described in Section 3(h) hereof, shall forthwith discontinue disposition of the Restricted Shares pursuant to the registration statement covering such Restricted Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(h) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Restricted Shares at the time of receipt of such notice.

Expenses.

     All expenses (other than underwriting discounts and commissions relating to the Restricted Shares as provided in the last sentence of this Section 4) incurred by the Company in complying with Section 2, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants, shall be paid by the Company. Notwithstanding the foregoing, all underwriting discounts and selling commissions applicable to the Restricted Shares and Other Shares shall be borne by the holders selling such Restricted Shares and Other Shares, in proportion to the number of Restricted Shares and Other Shares sold by each such holder.

Information by Purchaser.

     The Purchaser shall promptly furnish to the Company such written information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

Third Party Beneficiaries.

     Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

Entire Agreement.

     This Agreement constitutes the entire agreement among the parties and supersede any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter of this Agreement.

Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, including any person to whom the Purchaser shall transfer any of the Unit Stock in accordance with the terms of this Agreement.

Counterparts.

     This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Notices.

     All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, faxed (with electronic confirmation of receipt and follow up copy by mail or courier), sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to the Company, to:

          PCSupport.com, Inc.
          Suite 300, 3605 Gilmore Way
          Burnaby, British Columbia, Canada V5G 4X5
          fax: (604) 419-4494

          Attention: David W. Rowat, Vice President and Chief Financial Officer

     with a copy to:

          Troy & Gould Professional Corporation
          1801 Century Park East, 16th Floor
          Los Angeles, CA 90067
          fax: (310) 201-4746
          Attention: Sanford J. Hillsberg, Esq.

     If to the Purchaser, to:

          [Insert address.]

     All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by facsimile, on the date of such delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the third business day following dispatch and (iv) in the case of mailing, on the seventh business day following such mailing.

Governing Law.

     THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF CALIFORNIA WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

Jurisdiction; Service of Process.

     ANY ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY RIGHT ARISING OUT OF, THIS AGREEMENT MUST BE BROUGHT AGAINST ANY OF THE PARTIES IN THE COURTS OF THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN. PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

Amendments and Waivers.

     No amendment of any provision of this Agreement shall be valid unless it shall be in writing and signed by the Company and by the Purchaser. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or - subsequent such occurrence.

Construction.

     Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

                           [Signature page follows.]

     IN WITNESS WHEREOF, the undersigned have duly executed this Registration Rights Agreement as of the date first written above.

                                         PCSUPPORT.COM, INC.


                                         By:      /s/ David W. Rowat
                                            --------------------------------
                                         Name:    David W. Rowat
                                         Title:   VP/CFO


                                         TAVISCO LTD.


                                         By:      /s/ R.M.Glath
                                            --------------------------------
                                         Name:    Raymond M. Glath, Sr.
                                         Title:   President